UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
SALEM MEDIA GROUP, INC. 2022 Annual Meeting Vote by May 3, 2022 11:59 PM ET. For shares held in a Plan, Vote by May 1, 2022 11:59 PM ET.

SALEM MEDIA GROUP, INC. ATTN: LEGAL DEPARTMENT 6400 NORTH BELT LINE ROAD IRVING, TX 75063

D71115-P69566

 You invested in SALEM MEDIA GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	The election of the seven (7) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Edward G. Atsinger III	For

1b.	Richard A. Riddle†	For

1c.	Eric H. Halvorson†	For

1d.	Heather W. Grizzle	For

1e.	Stuart W. Epperson, Jr.	For

1f.	Edward C. Atsinger	For

1g.	Jacki L. Pick	For

2.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered accounting firm.	For

3.	Advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K.	For

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

† The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Riddle and Halvorson.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D71116-P69566

Your Vote Counts!
SALEM MEDIA GROUP, INC. 2022 Annual Meeting Vote by May 3, 2022 11:59 PM ET. For shares held in a Plan, Vote by May 1, 2022 11:59 PM ET.

SALEM MEDIA GROUP, INC. ATTN: LEGAL DEPARTMENT 6400 NORTH BELT LINE ROAD IRVING, TX 75063

D71117-P69566

 You invested in SALEM MEDIA GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	The election of the five (5) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Edward G. Atsinger III	For

1b.	Heather W. Grizzle	For

1c.	Stuart W. Epperson, Jr.	For

1d.	Edward C. Atsinger	For

1e.	Jacki L. Pick	For

2.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered accounting firm.	For

3.	Advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K.	For

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D71118-P69566